SUPPLEMENT DATED FEBRUARY 22, 2012

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2011

1.
In the Summary Section for the Value Fund, under the heading “Principal Investment Strategies” on page 34, the last sentence in the first paragraph and the entire second paragraph are deleted and replaced with the following:

The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.

The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.  The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.

2.	In the Summary Section for the Value Fund, under the heading “Market Risk” on page 34, the following disclosure is added at the end of the paragraph:

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.

3.	In the Summary Section for the Value Fund on page 34, a new risk heading, "Dividend Risk", is added after the "Mid-Size and Small-Size Company Risk" disclosure as follows:

Dividend Risk.  At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  The Fund may not have sufficient income to pay its shareholders regular dividends.

4.
In “The Funds In Greater Detail” section for the Value Fund, under the heading “Principal Investment Strategies” on page 60, the first, second, third and fourth paragraphs are deleted and replaced as follows:

The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.

In selecting stocks, the Fund typically begins by identifying companies that pay dividends.  The Fund then analyzes companies that appear to be undervalued.  The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.

The Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders.  Other considerations include analysis of economic trends, interest rates and industry diversification.

The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio.

5.	In “The Funds In Greater Detail” section for the Value Fund, under the heading “Market Risk” on page 61, the following paragraph is added at the end of that section.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.  Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.

6.	In “The Funds In Greater Detail” section for the Value Fund on page 61, a new risk heading, "Dividend Risk", is added after the "Mid-Size and Small-Size Company Risk" disclosure as follows:

Dividend Risk:

At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

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Please retain this Supplement for future reference.

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